January 8, 2001


Via Messenger

Mr. Robert Chapman
Robison Enterprises, Inc

c/o The Law Office of A. Chandler Warren
7715 Sunset Blvd. #208
Los Angeles, CA 90046

RE:      Subscription Agreement ~ Amendment #1

Dear Mr. Chapman:

Please refer to the executed Subscription Agreement (the "Agreement") dated as of November 15, 2000 between Avenue Entertainment Group, Inc. ("the "Company") and Robison Enterprises, Inc ("REI"). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

Paragraph 2. Closing

The date "Upon execution of this Subscription Agreement" by which time REI was to pay the Company the sum of $50,000 in the first line of Paragraph 2 shall be deleted and replaced with "On December 29, 2000,".

Paragraph 7.(a) Registration of Shares Under the Act

The date "December 31, 2000" by which time the Company was to have filed a Registration Statement in the first line of Paragraph 7.(a) shall be deleted and replaced with "January 31, 2001.

Except as set forth above, the Agreement is not otherwise altered or amended in any other manner whatsoever.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment Agreement, this 8TH day of January, 2001.

ROBISON ENTERPRISES, INC.

By:
Name:
Title:

Address:
C/O Law Offices of A. Chandler Warren
7715 Sunset Boulevard, Suite 208
Los Angeles, CA 90046
Telephone: (323) 876-6400
Facsimile: (323) 876-3170

95-4826681___________________
----------
(Tax I.D. Number)

ACCEPTED:

Avenue Entertainment Group, Inc.

By:
Name: Cary Brokaw, President
Date: January 8, 2001